VANGUARD
EQUITY INCOME
FUND

Annual Report
September 30, 1996

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[HMS VANGUARD LOGO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C.
         Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                  CONTENTS

                                A Message To
                              Our Shareholders
                                      1

                                 The Markets
                               In Perspective
                                      3

                                 Report From
                                 The Adviser
                                      5

                                 Performance
                                   Summary
                                      7

                                  Portfolio
                                   Profile
                                      8

                                  Financial
                                 Statements
                                     10

                                  Report Of
                                 Independent
                                 Accountants
                                     18

                                Directors And
                                  Officers


                              INSIDE BACK COVER

FELLOW SHAREHOLDER,

[PHOTO]
[PHOTO]

In a vibrant stock market, Vanguard Equity Income Fund provided a total return (capital change plus reinvested dividends) of +18.2% during its fiscal year ended September 30, 1996. The Fund outpaced the average equity income mutual fund but trailed the unmanaged Standard & Poor's 500 Composite Stock Price Index. We should note that the S&P 500 Index, which contains both growth stocks and value stocks, is not a perfect measurement standard for the Fund, which emphasizes income-oriented value stocks, and the year happened to be one in which growth stocks led the market advance. In any event, the table at right compares the Fund's return with that of the S&P 500 Index and the average equity income fund.

    The Fund's total return is based on net asset values of $15.65 per share on September 30, 1995, and $17.69 per share on September 30, 1996, adjusted for the reinvestment of our quarterly dividends totaling $.60 per share from net investment income and a distribution of $.17 per share from capital gains realized during 1995.

-----------------------------------------------------
                                      TOTAL RETURN
                                    FISCAL YEAR ENDED
                                   SEPTEMBER 30, 1996
-----------------------------------------------------
Vanguard Equity Income Fund             +18.2%
-----------------------------------------------------
Average Equity Income Fund              +16.8%
-----------------------------------------------------
S&P 500 Index                           +20.3%
-----------------------------------------------------

FISCAL 1996 PERFORMANCE OVERVIEW

During the past twelve months, the stock market basked in a near-perfect economic environment: moderate growth accompanied by low inflation. Interest rates fluctuated broadly during the fiscal year, declining during the first quarter amid expectations of an economic slowdown, then rising when it became apparent that the economy was growing quite nicely, with few signs of inflation. By fiscal year end, interest rates were about where they had been twelve months earlier. Not surprisingly, given that yield-oriented stocks are especially sensitive to interest rate movements, the Fund earned a better return during the first half of the fiscal year (+12.1%), as interest rates declined, than during the second half of the fiscal year (+5.4%), when interest rates rose.

    For the full year, the Fund's return fell short of the S&P 500 Index, due in part to our outsized holdings in utility stocks, which badly lagged the overall market. Our participation (25% of our assets on average) in this higher-yielding market sector, of course, is a critical factor in our ability to achieve our income objective. We also trailed the Index due to our underweighting in two particularly strong market sectors: consumer staples and capital goods & construction. The negative impact of our sector weightings was partially offset by excellent stock selections, particularly in the utility and health-care sectors.

    As you know, the Fund emphasizes dividend-paying common stocks and seeks an average stock yield well above that of the S&P 500 Index. Since December 31, 1994, this policy has been implemented through a multi-manager structure using three advisers--Newell Associates; Spare, Kaplan, Bischel & Associates; and John
A. Levin & Co., Inc. The table on page 2 shows their current allocations.

-----------------------------------------------------------------------
                                             TOTAL ASSETS MANAGED
                                        -------------------------------
                                        $ MILLION               PERCENT
-----------------------------------------------------------------------
Newell Associates                        $  839                   64%
Spare, Kaplan, Bischel & Associates         196                   15
John A. Levin & Co., Inc.                   201                   15
Cash Reserves                                73                    6
-----------------------------------------------------------------------
Total                                    $1,309                  100%


LONG-TERM PERFORMANCE OVERVIEW

The Fund's fiscal 1996 results added to our long-term advantage over the average equity income fund. Yet in the nearly ten years since the Fund began operations, neither we nor our peer group of funds has matched the results of the S&P 500 Index. The Index, of course, is a tough competitor for all equity mutual funds since it is a theoretical construct, devoid of the operating costs that every mutual fund incurs. It is an even tougher standard for equity income funds, which earn a relatively larger proportion of their total return from dividend income, and a relatively smaller proportion from capital appreciation. Under this circumstance, equity income funds have tended to provide lower capital returns than growth-oriented funds, but with lower price volatility as well.

    Measured against real-world competitors, the Fund has provided a solid advantage, as the table below indicates. Based on an investment of $10,000 at the Fund's inception, our advantage of +1.3% annually over the average equity income fund amounts to an excess return of $2,610 (final value of $28,510 versus $25,900)--more than 25% of the amount initially invested. Of course, we should emphasize that future returns on financial assets may be less generous than those of the past eight years, which were quite high by historical standards.


----------------------------------------------------------------
                                         TOTAL RETURN*
                                MAR. 21, 1988, TO SEP. 30, 1996
                                 -------------------------------
                                CUMULATIVE         ANNUAL RATE
----------------------------------------------------------------
Vanguard Equity Income Fund       +185.1%           +13.1%
----------------------------------------------------------------
Average Equity Income Fund        +159.0%           +11.8%
----------------------------------------------------------------
S&P 500 Index                     +232.0%           +15.1%
----------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.

    We should also add that more than half of our advantage was accounted for by our low operatingcosts: the Fund's annual expense ratio (expenses as a percentage of average net assets) averaged about 0.45% verses 1.30% for our peer group, Largely as a result of this difference, our dividend yield at year end was 3.6%, compared to our average competitor's 2.3% yield. To say that this advantage is important--if not imperative--for a ture equity income fund seems almost an understatement.

IN SUMMARY

After two consecutive years of strong returns from the stock market and your Fund, it must be said that the always-percent risk of investing in stocks may be higher now than a year or two back. Nonetheless, investors who "stay the course" with an investment approach consistent with their personal financial goals have historically had little to fear from rough seas in the financial markets. l In this context, we belief that Vanguard Equity Income Fund--with its diversified holdings of stocks chosen primarily for above-average dividen yields and likely below-average risk--should continue to be suitable for a balanced portfolio that includes stock funds, bond funds, and money market funds.


/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN
-------------------------                         --------------------
Chairman of the Board                                  President
October 10, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED SEPTEMBER 30, 1996

[PHOTO]

U.S. EQUITY AND BOND MARKETS

During the past twelve months, expectations about economic growth, inflation, and Federal Reserve policy shifted markedly, generating some pronounced changes in the U.S. equity and bond markets. In October 1995, for example, the U.S. economy was widely considered to be slowing, after exhibiting fairly robust growth earlier in the year. Reflecting this view, investors were attracted to long-term U.S. Treasury bonds (the yield on the 30-year maturity fell from 6.5% to just below 6.0%) and large-capitalization stocks (the Standard & Poor's 500 Composite Stock Price Index advanced 9.6%) from the beginning of October 1995 through the end of January. By contrast, shares of small-capitalization firms increased only 2.1% in this period.

    The view that slow but steady economic growth and minimal inflation would continue was widely held. Even the Open Market Committee of the Federal Reserve accepted this outlook, as evidenced by its decision in January to cut both the discount and Fed funds rates by 0.25% in an effort to stimulate the economy.

    By mid-February, however, reports indicated increases in the demand for technology goods, the number of new jobs, and consumer spending. As a result, the outlook among investors changed. Common-stock investors began to look for opportunities offered by a rapidly expanding economy (e.g., rapid earnings growth among technology, cyclical, and smaller firms), while bond investors saw the more rapid growth as an indication of future inflation. The result was a 1.2% rise in the 30-year U.S. Treasury yield and sharp jumps in the prices of economically sensitive stocks during the next three months.

--------------------------------------------------------------------
                                      AVERAGE ANNUALIZED RETURNS
                                   PERIODS ENDED SEPTEMBER 30, 1996
                                  ----------------------------------
                                  1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------
Equity
  S&P 500 Index                   20.3%         17.4%          15.2%
  Russell 2000 Index              13.1          12.7           15.8
  MSCI-EAFE Index                  8.9           8.4            8.5
--------------------------------------------------------------------
Fixed-Income
  Lehman Aggregate Bond Index      4.9%          5.0%           7.5%
  Lehman 10-Year Municipal
    Bond Index                     4.8           4.9            7.6
  Lipper Money Market              4.9           4.4            3.9
--------------------------------------------------------------------
Other
  Consumer Price Index             3.0%          2.8%           2.8%
--------------------------------------------------------------------

    This outlook proved to be short-lived, too, with signs of a slowdown appearing by late spring. As a result, blue-chip growth stocks became the preferred segment of the stock market, while smaller-company issues, particularly technology stocks, declined--often sharply. Bond investors benefited from the revised outlook, as long-term yields fell -0.5% between early July and mid-August. By the end of September, however, the long-term Treasury yield had retraced half of the summer rally.

    The markets moved in reaction to wide swings in consensus expectations for the economy. Bond investors, in aggregate, suffered somewhat as the Lehman Brothers Aggregate Bond Index posted a total return of 4.9% for the fiscal year, with income of 6.9% and a -2.0% decline in capital.

    Equity investors, on the other hand, saw the S&P 500 Index generate a strong return of 20.3%, largely due to continued earnings growth; yet the S&P 500's performance trailed by 9.4% the exceptional 29.7% gain generated during the twelve months ended September 30, 1995. The returns for the S&P 500 Index for these periods represent approximately two and three times, respectively, the long-term average returns of the Index.

    The best performers among the S&P 500's holdings were often the large "traditional" growth stocks in the health-care (31.4% over the last twelve months) and consumer-staples (26.4%) sectors. Such issues have historically performed especially well during periods of economic uncertainty thanks to the dependability of their earnings. The utilities (-0.4%), consumer-cyclical (13.8%), and basic-materials (14.6%) sectors, by contrast, lagged in this year characterized by uncertain growth and rising interest rates.

    A number of the worst--and most volatile--performers among domestic common stocks could be found among small-capitalization technology issues. While small-company stocks (as measured by the Russell 2000 Small Stock Index) gained 13.1% in aggregate, stocks of small technology companies gained only 4.2% for the year, dropping -12.6% in the last four months alone. The most likely cause was a number of earnings disappointments within the group.

    For bond investors, issues of shorter maturity and lower quality generally performed better than other segments of the bond market. Mortgage-backed securities also generated attractive relative returns as rising interest rates reduced prepayment activity. Municipals, however, were strong compared to their taxable siblings as concern over a "flat-tax" system eased.

INTERNATIONAL EQUITY MARKETS

Returns for international equity investors were solid, as reflected in the 8.9% return of the Morgan Stanley Capital International-Europe, Australasia, Far East
(EAFE) Index. Performance in the European and Pacific Rim markets differed widely, however, with returns of 14.6% and 3.2% (measured in U.S. dollars), respectively. One reason for the disparity was the strength of the U.S. dollar versus the Japanese yen. The dollar gained 12.9% against the yen, a move that reduced the Japanese market's 13.5% increase in local terms to a mere 0.5% for dollar-based investors. The dollar was modestly stronger (3.8%) against the major European currencies.

    The strength of the European markets stemmed, at least in part, from governments' commitment to the Maastricht Treaty. The Treaty, which seeks to achieve a common European currency, requires that a nation's budget deficit not exceed 3% of its GDP. With the Maastricht deadlines approaching, governments are reaffirming their commitment to the Treaty by reducing spending. These actions have led to lower interest rates and strong gains, in aggregate, for many stocks.

    In Asian markets, Hong Kong (23.2%) and Malaysia (17.3%) stood out for their gains. A number of the smaller markets (e.g., Singapore, Thailand) suffered from slower growth and reduced competitiveness as a result of the weakened Japanese yen. The Japanese market, depsite the 13.5% gain (measured in yen), proved disappointing to many investors due to slow sustained growth government efforts to spur the economy.

REPORT FROM THE ADVISER

[PHOTO]

    The stock market faltered briefly in July, but powered its way into new high territory by the end of Vanguard Equity Income Fund's fiscal year on September 30, 1996. The Fund fell slightly short of the average equity income mutual fund during the second half of the fiscal year, but outperformed it for the full twelve months. However, the Fund fell short of the unmanaged Standard & Poor's 500 Composite Stock Price Index in both halves of the year, as evidenced in the following table.

----------------------------------------------------------------
                                          TOTAL RETURN*
                                PERIODS ENDED SEPTEMBER 30, 1996
----------------------------------------------------------------
                                SIX MONTHS         TWELVE MONTHS
----------------------------------------------------------------
Vanguard Equity Income Fund       5.4%                 18.2%
----------------------------------------------------------------
Average Equity Income Fund        5.5%                 16.8%
----------------------------------------------------------------
S&P 500 Index                     7.7%                 20.3%
----------------------------------------------------------------

*Assuming reinvestment of all dividends and distributions.


NOT THE SAME OLD INDEX

The stock market's impressive performance in the past year is a continuance of what can fairly be described as the most persistent bull market in U.S. history. However, one aspect of its strength has received relatively little attention: a very significant evolution is under way in the relative importance of various industries to the market. The stock market was once dominated by industrial, petroleum, and utility companies, but in recent years their influence has waned. These traditional groups have been supplanted by consumer-product, health-care, and technology companies, many of which are newer and faster-growing than the traditional ones.

    The greatly increased market capitalization (market price times shares outstanding) of these faster-growing companies has expanded their influence on the performance of the overall stock market and the S&P 500 Index. This has occurred both because the rapidly rising share prices of these stocks have boosted the relative importance in the Index (which weights its component stocks according to their market capitalizations) and because the Standard & Poor's stock committee recently added a large number of faster-growing companies, most notably in the technology groups, to the Index.

    During fiscal 1996, these fast-growing electronics and computer-related companies supplied a great deal of the impetus behind the bull market. Because they need cash flow to finance growth, these companies usually pay small dividends or none at all. Newell Associates uses relative yield as a portfolio-management discipline to produce a stock portfolio whose dividend yield is significantly above that of the general market. This approach has many benefits, including greater reliability of total return and reduced risk in declining markets. But it is a selection technique that rules out as inappropriate for the portfolio some popular stocks with low or non-existent dividend yields. Such has been the case for some time with most electronics and computer-related stocks. This factor accounts for much of the Fund's shortfall in performance relative to the S&P 500 Index during the past year.


INVESTMENT PHILOSOPHY

The advisers believe that a portfolio made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

THE OTHER SIDE OF THE COIN

Forgoing popular stocks has a positive side. Many stocks that seem to promise rapid growth and high returns ultimately prove to be not just low-yielding but overvalued as well. Any shortcomings in performance compared with market expectations can produce breathtaking declines in share price. Many of these stocks end up providing a high level of risk without a commensurately high long-term return. Using relative yield to select stocks can help keep such seriously overvalued stocks out of the portfolio.

    However, the relative-yield approach does not preclude participation in growth opportunities. Recently, one of the Fund's largest industry positions has been health care--which was also one of the Fund's best-performing groups over the past twelve months. Most of this position was established during 1993, when competition and government health-care proposals raised fears that these companies would not be able to maintain their attractive profit margins in the future. These fears eventually faded, the companies continued to show good earnings growth, and the stocks returned to previous valuation levels. The overblown fears gave us the opportunity to purchase stocks with good potential for earnings growth at high relative yields and at depressed prices. In short, this was a case where relative yield steered the Fund into cheap growth stocks.

    Telephone stocks--currently out of favor because of the deregulation of the telecommunications industry that is under way--did not add to the Fund's return this year. But these stocks, like the drug stocks when they were under siege, have the potential for significant growth after they work through their transition to a competitive environment. The dislocations of deregulation have provided an opportunity to include these stocks at attractive relative yields.

STILL THE SAME CONSERVATIVE PORTFOLIO

This is not to suggest that our Relative Yield Discipline produces a growth portfolio in disguise. Many of our holdings cannot be said to be in growth industries, but they are strong companies in core areas of the economy. When these companies are purchased at favorable prices in relation to the broad market, they can make a significant contribution to the Fund's results. The petroleum and bank sectors fit this description and were large contributors to the Fund's return during fiscal 1996. The Fund is firmly rooted in well-established companies with conservative valuations, above-market yields, and below-market volatility, just as it has been since its inception.

Roger D. Newell, Chairman
Newell Associates

October 10, 1996

PERFORMANCE SUMMARY: EQUITY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

Total Investment Returns: 3/21/88-9/30/96
------------------------------------------------
                EQUITY INCOME FUND       S&P 500
FISCAL    CAPITAL   INCOME     TOTAL     TOTAL
YEAR      RETURN    RETURN     RETURN    RETURN
------------------------------------------------
1988       5.8%     2.5%        8.3%      3.2%
1989      23.8      5.0        28.8      33.0
1990     -20.5      4.3       -16.2      -9.2
1991      18.0      8.5        26.5      31.2
1992       6.4      5.9        12.3      11.1
1993      14.1      5.1        19.2      13.0
1994      -6.5      4.3        -2.2       3.7
1995      19.8      5.0        24.8      29.7
1996      14.2      4.0        18.2      20.3
------------------------------------------------

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.


[FIGURE]

-----------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED SEPTEMBER 30, 1996
                       -----------------------------------      FINAL VALUE OF A
                       1 YEAR   5 YEARS   SINCE INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------
EQUITY INCOME FUND     18.22%   14.06%        13.07%               $28,513
AVERAGE EQUITY INCOME
  FUND                 16.83    13.06         11.80                 25,896
S&P 500 INDEX          20.33    15.23         15.11                 33,197
-----------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96
----------------------------------------------------------------------------
                                                     SINCE INCEPTION
                   INCEPTION                     ---------------------------
                     DATE    1 YEAR   5 YEARS    CAPITAL    INCOME    TOTAL
----------------------------------------------------------------------------
Equity Income Fund  3/21/88  18.22%   14.06%      7.85%     5.22%     13.07%
----------------------------------------------------------------------------

PORTFOLIO PROFILE: EQUITY INCOME FUND
SEPTEMBER 30, 1996

This Profile provides a snapshot of the Fund's characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on page 9.

Portfolio Characteristics
-------------------------------------------------------
                            EQUITY INCOME       S&P 500
-------------------------------------------------------
Number of Stocks                      157           500
Median Market Cap                  $14.3B        $21.8B
Price/Earnings Ratio                15.9x         18.4x
Price/Book Ratio                     2.5x          3.2x
Dividend Yield                       3.6%          2.2%
Return on Equity                    17.1%         19.6%
Earnings Growth Rate                 3.9%         13.2%
Foreign Holdings                     2.2%          3.7%
Turnover Rate                         21%           --
Expense Ratio                       0.42%           --
Cash Reserves                        6.9%           --

Investment Focus
-----------------------------------

[FIGURE]


Volatility Measures
--------------------------------------
               EQUITY INCOME   S&P 500
--------------------------------------
R-Squared               0.83      1.00
Beta                    0.86      1.00

Ten Largest Holdings (% of Total Net Assets)
--------------------------------------------
Bristol-Myers Squibb Co.           2.7%
Texaco Inc.                        2.5
Philip Morris Cos., Inc.           2.4
Chevron Corp.                      2.3
Eli Lilly & Co.                    2.2
American Home Products Corp.       2.2
Exxon Corp.                        2.1
Atlantic Richfield Co.             2.0
GTE Corp.                          1.9
NYNEX Corp.                        1.8
--------------------------------------------
Top Ten                           22.1%

Sector Diversification (% of Common Stock)
---------------------------------------------------------------------------------
                                 SEPTEMBER 30, 1995       SEPTEMBER 30, 1996
                                 ------------------------------------------------
                                   EQUITY INCOME      INCOME EQUITY      S&P 500
                                 ------------------------------------------------
Basic Materials ..............           5.6%               5.8%            6.4%
Capital Goods & Construction .           1.4                2.5             8.7
Consumer Cyclical  ...........           8.4                7.1            13.0
Consumer Staples .............           8.8                9.4            12.5
Energy .......................          14.4               14.9             9.2
Financial ....................          19.1               19.1            14.1
Health Care ..................          13.1               13.4            10.6
Technology ...................           0.5                1.6            11.7
Transport & Services .........           0.1                0.7             1.5
Utilities ....................          26.6               23.1            10.1
Miscellaneous ................           2.0                2.4             2.2
---------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO CHARACTERISTICS

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of stocks in the portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

FOREIGN HOLDINGS. The percentage of a portfolio's equity holdings invested in non-U.S. companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

INVESTMENT FOCUS
This grid indicates a portfolio's characteristics in terms of two attributes--market capitalization and relative valuation (growth, value, or a blend). For instance, if the upper right box of the grid is shaded, it indicates that a portfolio emphasizes large capitalization growth stocks.

VOLATILITY MEASURES
R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

TEN LARGEST HOLDINGS
Indicates the percentage of a portfolio's total net assets in its ten largest stocks (25% is the average for stock mutual funds). As this percentage rises, a portfolio's returns are llikely to be more volatile, since its return is more dependent on the fortunes of a few companies.

SECTOR DIVERSIFICATION
Indicates the percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

[PHOTO]

FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


-----------------------------------------------------
                                               MARKET
                                               VALUE*
EQUITY INCOME FUND                 SHARES       (000)
-----------------------------------------------------
COMMON STOCKS (90.7%)
-----------------------------------------------------
BASIC MATERIALS (5.2%)
  Allegheny Teledyne Inc.          70,700    $  1,600
  ARCO Chemical Co.               123,700       6,185
  BetzDearborn Inc.                21,700       1,139
  Dow Chemical Co.                247,200      19,838
  E.I. du Pont de Nemours & Co.   144,700      12,770
  Lubrizol Corp.                   54,100       1,555
  Monsanto Co.                     60,500       2,208
  Potlatch Corp.                  152,600       5,913
  Praxair, Inc.                    23,300       1,002
  Union Camp Corp.                121,200       5,924
  Weyerhaeuser Co.                177,800       8,201
  Witco Chemical Corp.             60,900       2,002
                                             --------
                                               68,337
                                             --------
CAPITAL GOODS &
 CONSTRUCTION (2.3%)
  Cooper Industries, Inc.          35,000       1,514
  Emerson Electric Co.             29,500       2,659
  General Electric Co.            112,800      10,265
  General Motors Corp. Class H     18,400       1,063
  Honeywell, Inc.                  49,300       3,112
  Lockheed Martin Corp.            38,000       3,425
  Thomas & Betts Corp.            117,200       4,804
  WMX Technologies Inc.            96,100       3,159
                                             --------
                                               30,001
                                             --------
CONSUMER CYCLICAL (6.4%)
  Deluxe Corp.                    179,900       6,791
  The Walt Disney Co.              17,800       1,128
  The Dun & Bradstreet Corp.      243,800      14,537
  Eastman Kodak Co.                84,050       6,598
  Ford Motor Co.                  108,500       3,391
  Genuine Parts Co.                77,700       3,399
  ITT Industries, Inc.             62,000       1,496
  Kmart Corp.                     509,200       5,219
  May Department Stores Co.       106,600       5,183
  The McGraw-Hill Cos.             99,200       4,228
  J.C. Penney Co., Inc.           266,900      14,446
  Reader's Digest Assn., Inc.
    Class A                        90,000       3,679
  Tribune Co.                      50,300       3,923
# U S WEST Media Group            169,400       2,859
  Wal-Mart Stores, Inc.           121,500       3,205
# Woolworth Corp.                 184,100       3,797
                                             --------
                                               83,879
                                             --------
CONSUMER STAPLES (8.5%)
  American Brands, Inc.          470,500       19,879
  Anheuser-Busch Co., Inc.       108,400        4,079
  Avon Products, Inc.             45,400        2,253
  The Clorox Co.                  62,000        5,944
  The Coca-Cola Co.               40,000        2,035
  General Mills, Inc.            155,200        9,370
  H.J. Heinz Co.                 188,100        6,348
  International Flavors &
   Fragrances, Inc.               39,100        1,706
  Nabisco Holdings Corp.
   Class A                        36,900        1,167
  Philip Morris Cos., Inc.       343,250       30,807
  The Quaker Oats Co.            125,000        4,578
  RJR Nabisco Holdings Corp.      33,500          871
  Tambrands, Inc.                209,900        8,842
  Tupperware Corp.                95,300        4,670
  UST Inc.                       289,400        8,573
                                             --------
                                              111,122
                                             --------

-------------------------------------------------------
                                                 MARKET
                                                 VALUE*
EQUITY INCOME FUND                 SHARES         (000)
-------------------------------------------------------
ENERGY (13.6%)
  Amoco Corp.                       178,600    $ 12,591
  Atlantic Richfield Co.            202,400      25,806
  Chevron Corp.                     484,000      30,311
  Exxon Corp.                       328,800      27,373
  McDermott International, Inc.      94,300       2,051
  Mobil Corp.                       182,500      21,124
# Oryx Energy Co.                    78,600       1,395
  Phillips Petroleum Co.            101,100       4,322
  Royal Dutch Petroleum Co. ADR      63,200       9,867
  Sun Co., Inc.                      87,191       2,005
  Texaco Inc.                       353,400      32,513
  USX-Marathon Group                375,300       8,116
                                             ----------
                                                177,474
                                             ----------
FINANCIAL (17.3%)
  Aetna Inc.                        160,600      11,302
  H.F. Ahmanson & Co.               390,700      10,940
  American Express Co.               37,800       1,748
  American General Corp.            333,900      12,605
  Banc One Corp.                    265,650      10,892
  Bankers Trust New York Corp.      143,500      11,283
  Barnett Banks, Inc.               148,800       5,022
  Boatmen's Bancshares, Inc.        129,700       7,231
  CIGNA Corp.                        10,300       1,235
  Citicorp                           50,900       4,613
  CoreStates Financial Corp.        214,100       9,260
  First Chicago NBD Corp.           135,700       6,140
  First Union Corp.                 132,400       8,838
  Fleet Financial Group, Inc.       127,200       5,660
  Great Western Financial Corp.     541,100      14,339
  KeyCorp                           125,700       5,531
  Lincoln National Corp.            352,900      15,483
  Marsh & McLennan Cos., Inc.       103,900      10,091
  Meditrust                          80,000       2,770
  Mellon Bank Corp.                 222,450      13,180
  J.P. Morgan & Co.,Inc.            189,500      16,842
  National City Corp.                34,000       1,432
  NationsBank Corp.                  54,500       4,735
  PNC Bank Corp.                    452,800      15,112
  SAFECO Corp.                      148,300       5,153
  Sizzlers Property Investors, Inc.  57,500         518
  U.S. Bancorp                      152,200       5,993
  Unitrin Inc.                       81,800       3,988
  Wachovia Corp.                    106,700       5,281
                                             ----------
                                                227,217
                                             ----------
HEALTH CARE (12.1%)
  American Home Products Corp.      457,600      29,172
  Baxter International, Inc.        175,300       8,195
  Bristol-Myers Squibb Co.          367,000      35,370
# Centocor, Inc.                     12,670         448
  Glaxo Wellcome PLC ADR            258,100       8,033
  Eli Lilly & Co.                   455,400      29,373
  Merck & Co., Inc.                 242,300      17,052
  Pharmacia & Upjohn,Inc.           572,025      23,596
  Warner-Lambert Co.                113,700       7,505
                                             ----------
                                                158,744
                                             ----------
TECHNOLOGY (1.5%)
  Electronic Data Systems Corp.      63,478       3,896
  International Business
    Machines Corp.                   35,900       4,470
  Pitney Bowes, Inc.                 76,200       4,020
# Seagate Technology                100,658       5,624
  Varian Associates, Inc.            32,600       1,564
                                             ----------
                                                 19,574
                                             ----------
TRANSPORT & SERVICES (0.6%)
  Burlington Northern
    Santa Fe Corp.                   20,759       1,752
  Union Pacific Corp.                85,300       6,248
                                             ----------
                                                  8,000
                                             ----------

UTILITIES (21.0%)
  Allegheny Power System, Inc.      331,700       9,619
  Ameritech Corp.                   296,200      15,588
  Baltimore Gas & Electric Co.      291,600       7,618
  Bell Atlantic Corp.               326,600      19,555
  BellSouth Corp.                   295,700      10,941
  Central & South West Corp.        317,500       8,255
  Consolidated Edison Co. of
    New York, Inc.                  130,700       3,627
  Consolidated Natural Gas Co.      260,800      13,985
  Dominion Resources, Inc.          124,300       4,692
  Duke Power Co.                    104,700       4,882
  Edison International              397,100       7,098
  FPL Group, Inc.                    86,200       3,728
  GTE Corp.                         635,300      24,459
  NICOR, Inc.                       211,600       7,142
  Northeast Utilities               166,700       2,063
  Northern States Power Co.          68,700       3,203
  NYNEX Corp.                       555,850      24,179
  Oklahoma Gas & Electric Co.       155,700       6,228
  PECO Energy Corp.                  43,000       1,021
  PP&L Resources Inc.               209,000       4,572
  Pacific Enterprises               130,500       3,948
  Pacific Telesis Group             322,200      10,834
  PacifiCorp                        467,000       9,632
  Potomac Electric Power Co.        196,400       4,984
  Public Service Enterprise
    Group Inc.                      292,600       7,827
  SCANA Corp.                       190,600       5,003
  Southern New England
    Telecommunications Corp.         98,600       3,636
  TECO Energy, Inc.                 189,300       4,496
  Texas Utilities Co.               156,400       6,197
  Union Electric Co.                221,000       8,149
  U S WEST
    Communications Group            584,950      17,402
  Western Resources, Inc.            64,000       1,864
  Wisconsin Energy Corp.            307,100       8,293
                                             ----------
                                                274,720
                                             ----------
MISCELLANEOUS (2.2%)
  Corning, Inc.                      96,800       3,775
  Hanson PLC ADR                    696,200       8,615
  Minnesota Mining &
    Manufacturing Co.               133,900       9,356
  Ogden Corp.                       340,700       6,857
                                             ----------
                                                 28,603
                                             ----------
-------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $867,929)                             1,187,671
-------------------------------------------------------

--------------------------------------------------------
                                                 MARKET
                                                 VALUE*
EQUITY INCOME FUND                   SHARES       (000)
--------------------------------------------------------
PREFERRED STOCKS (2.0%)
--------------------------------------------------------
  Aetna Inc. 6.25% Series C          27,000     $ 1,968
  Airtouch Communications, Inc.
    Cvt. 6.00%                       80,000       2,280
  Atlantic Richfield Co. 9.00%      110,000       2,585
  Catellus Development
    Cvt. $3.625                      60,000       3,270
  Crown Cork & Seal Cvt. 4.50%      110,000       5,033
  Federal Mogul Cvt. $3.87          515,000         911
  Globalstar Telecommunications
    6.50%                            69,200       3,252
# Golden Books Financial Trust
    Cvt. 8.75%                        4,000         224
  Houghton Mifflin Co. Cvt. 6.00%    23,900       2,318
  McDermott International
    Cvt. $2.875                      17,500         704
# USAir Inc. $4.37519,100 967
  Westinghouse Electric
    Cvt. $1.30                      160,000       2,760
--------------------------------------------------------
TOTAL PREFERRED STOCKS
  (COST $24,445)                                 26,272
--------------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
--------------------------------------------------------
CONVERTIBLE BONDS (0.4%)
--------------------------------------------------------
  Alza Corp.
    5.00%, 5/1/06                  $  1,800       1,732
  Molten Metal Technology Inc.
    5.50%, 5/1/06                     1,900       1,929
  Roche Holdings, Inc.
    0.00%, 4/20/10                      800         344
  Time Warner Inc.
    0.00%, 12/17/12                   2,600         943
--------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $5,098)                                   4,948
--------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.7%)
--------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash
    Account
  5.74%, 10/1/96
  (COST $87,532)                     87,532      87,532
--------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $985,004)                             1,306,423
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------
Other Assets--Note C                             11,418
Liabilities                                      (8,460)
                                              ----------
                                                  2,958
--------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------
Applicable to 74,022,181 outstanding
  $0.001 par value shares
  (authorized 1,000,000,000 shares)          $1,309,381
========================================================
NET ASSET VALUE PER SHARE                        $17.69
========================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.

--------------------------------------------------------
                                   AMOUNT           PER
                                    (000)         SHARE
--------------------------------------------------------
 AT SEPTEMBER 30, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------
 Paid in Capital              $   939,483     $   12.69
 Undistributed Net
  Investment Income                12,932           .18
 Accumulated Net
  Realized Gains                   35,547           .48
 Unrealized Appreciation--
  Note E                          321,419          4.34
--------------------------------------------------------
 NET ASSETS                   $ 1,309,381     $   17.69
========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------
                                          EQUITY INCOME FUND
                               YEAR ENDED SEPTEMBER 30, 1996
                                                       (000)
-------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                        $  42,929
  Interest                                             4,869
                                                   ----------
    Total Income                                      47,798
                                                   ----------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                          2,151
    Performance Adjustment                              (191)
  The Vanguard Group--Note C
    Management and Administrative                      2,472
    Marketing and Distribution                           215
  Taxes (other than income taxes)                         76
  Custodian Fees                                          42
  Auditing Fees                                           15
  Shareholders' Reports                                   84
  Annual Meeting and Proxy Costs                          21
  Directors' Fees and Expenses                             4
                                                   ----------
    Total Expenses                                     4,889
    Expenses Paid Indirectly--Note C                    (151)
                                                   ----------
    Net Expenses                                       4,738
-------------------------------------------------------------
NET INVESTMENT INCOME                                 43,060
-------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD       37,039
-------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                           $107,851
=============================================================
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         $187,950
=============================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------
                                           EQUITY INCOME FUND
                                        YEAR ENDED SEPTEMBER 30,
                                      ---------------------------
                                                1996       1995
                                               (000)      (000)
-----------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income                    $   43,060   $ 38,760
  Realized Net Gain                            37,039      6,800
  Change in Unrealized Appreciation
   (Depreciation)                             107,851    155,649
                                           ----------------------
    Net Increase in Net Assets Resulting
     from Operations                          187,950    201,209
                                           ----------------------
DISTRIBUTIONS
  Net Investment Income                       (41,545)   (37,074)
  Realized Capital Gain                       (10,870)    (5,992)
                                           ----------------------
    Total Distributions                       (52,415)   (43,066)
                                           ----------------------
NET EQUALIZATION CREDITS (CHARGES)--NOTE A      2,104     (1,342)
                                           ----------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                      390,890    128,018
  Issued in Lieu of Cash Distributions         46,196     37,534
  Redeemed                                   (232,739)  (255,581)
                                           ----------------------
    Net Increase (Decrease) from Capital
     Share Transactions                       204,347    (90,029)
-----------------------------------------------------------------
  Total Increase                              341,986     66,772
-----------------------------------------------------------------
NET ASSETS
  Beginning of Year                           967,395    900,623
                                           ----------------------
  End of Year                              $1,309,381   $967,395
=================================================================

(1)Shares Issued and Redeemed

  Issued                                       23,377      9,266
  Issued in Lieu of Cash Distributions          2,725      2,741
  Redeemed                                    (13,877)   (18,631)
                                           ----------------------
       Net Increase (Decrease) in Shares
         Outstanding                           12,225     (6,624)
=================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------
                                                                EQUITY INCOME FUND
                                                              YEAR ENDED SEPTEMBER 30,
                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR    1996        1995      1994      1993        1992
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $15.65      $13.16    $14.62    $12.81      $12.14
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                          .63         .60       .59       .59         .59
  Net Realized and Unrealized Gain (Loss)
   on Investments                               2.18        2.56      (.92)     1.81         .83
                                              ----------------------------------------------------
    Total from Investment Operations            2.81        3.16      (.33)     2.40        1.42
                                              ----------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.60)       (.58)     (.61)     (.59)       (.65)
                                              ----------------------------------------------------
  Distributions from Realized Capital Gains     (.17)       (.09)     (.52)       --        (.10)
                                              ----------------------------------------------------
    Total Distributions                         (.77)       (.67)    (1.13)     (.59)       (.75)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $17.69      $15.65    $13.16    $14.62      $12.81
==================================================================================================

TOTAL RETURN                                  18.22%      24.77%    -2.19%    19.17%      12.26%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)          $1,309        $967      $901    $1,106        $778
  Ratio of Total Expenses to Average Net
   Assets--Note C                              0.42%       0.47%     0.43%     0.40%       0.44%
  Ratio of Net Investment Income to Average
   Net Assets                                  3.69%       4.27%     4.41%     4.39%       4.74%
  Portfolio Turnover Rate                        21%         31%       18%       15%         13%
  Average Commission Rate Paid                $.0598         N/A       N/A       N/A         N/A
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

   2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by capital share transactions.

   4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

   6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under the terms of advisory contracts, the Fund pays Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin & Co., Inc. advisory fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Spare, Kaplan, Bischel & Associates are subject to quarterly adjustments based on performance relative to the Standard & Poor's/BARRA Value Index; such fees for John A. Levin & Co., Inc. are subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Composite Stock Price Index. For the year ended September 30, 1996, the aggregate advisory fee represented an effective annual rate of 0.18% of average net assets before a decrease of $191,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1996, the Fund had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.6% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

   Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended September 30, 1996, these arrangements reduced the Fund's expenses by $151,000 (0.01% of average net assets).

D. During the year ended September 30, 1996, the Fund purchased $393,434,000 of investment securities and sold $232,810,000 of investment securities, not counting U.S. Government securities and temporary cash investments.

E. At September 30, 1996, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was $321,419,000, consisting of unrealized gains of $332,210,000 on securities that had risen in value since their purchase and $10,791,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1996

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD EQUITY INCOME FUND

  This information for the fiscal year ended September 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

      The Fund designates $26,433,000 as capital gain dividends (from net long-term capital gains), of which $2,335,000 was distributed to shareholders in December 1995. The balance of $24,098,000, along with any additional gains realized through October 31, 1996, will be distributed in December 1996.

      For corporate shareholders, 77.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus of Rhone-Poulenc Rorer Inc.; Director of
         Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey
         & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q650-9/96

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